Exhibit 99.1

OneMedNet Provides Updates on Auditor Change and Announces Related Receipt of Nasdaq Notice Regarding Delayed Form 10-Q

- Regains compliance with Nasdaq minimum closing bid price rule –

- Secures financing from institutional investor to support aggressive growth plans -

MINNEAPOLIS, June 24, 2024 (BUSINESSWIRE) – OneMedNet Corporation (Nasdaq: ONMD) (“OneMedNet” or the “Company”), the leading curator of regulatory-grade Real World Data (“RWD”), inclusive of electronic health records, laboratory results and, uniquely, medical imaging, today provided a number of corporate updates.

“Over the past few weeks, we have been successfully navigating through several interconnected corporate challenges, that were set in motion when our former auditors, BF Borgers, were banned from appearing or practicing before the SEC,” said Aaron Green, OneMedNet’s President and CEO. “I am happy to provide this interim report on our progress to date, and look forward to keeping investors updated as we continue to move forward with our new auditors and new financing to support our aggressive growth plans.”

Terminates Borgers and Appoints New Auditor, WithumSmith+Brown

As previously disclosed via a Form 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on May 10, 2024, on May 6, 2024, the Company dismissed BF Borgers CPA PC (“BF Borgers”) as its independent registered public accounting firm. On May 3, 2024, the SEC announced that it had settled charges against Borgers that it failed to conduct audits of a number of public companies in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB). As part of the settlement, BF Borgers agreed to a permanent ban on appearing or practicing before the SEC.

On June 3, 2024, the Company appointed WithumSmith+Brown, PC as its new independent registered public accounting firm to audit and review the Company’s financial statements.

Regains Compliance with Nasdaq Listing Rule 5550(a)(2)

As previously disclosed on Form 8-K filed with the SEC on June 14, 2024, the Company received on June 10, 2024 written notice from The Nasdaq Stock Market LLC (“Nasdaq”) that the Company has regained compliance with Listing Rule 5550(a)(2), which requires its common stock to maintain a minimum bid price of $1.00 per share.

The Nasdaq staff made this determination of compliance after the closing bid price of the Company’s common stock was at $1.00 per share or greater for the prior 10 consecutive business days. Accordingly, Nasdaq considers the prior bid price deficiency matter now closed.

Enters Into Standby Equity Purchase Agreement with Yorkville Advisors Global

As previously disclosed on Form 8-K filed with the SEC on June 21, 2024, the Company entered into a standby equity purchase agreement (the “SEPA”) with YA II PN, LTD (“YA”), a Cayman Islands exempt limited partnership managed by Yorkville Advisors Global, LP (“Yorkville”), on June 17, 2024. Under the terms of the SEPA, Yorkville committed to purchase up to $25.0 million of the Company’s common stock over the next twenty-four-month period, subject to certain conditions and limitations. The purchase price will be at a 3.0% discount.

On June 18, 2024, Yorkville advanced $1.5 million to the Company under a convertible promissory note due June 18, 2025. Generally, the Company anticipates that the note will be repaid through SEPA advances initiated by Yorkville at the note conversion price, which will be then applied to the outstanding balance. The Company’s right to draw on the SEPA will begin after repayment of the Promissory Note.

The Company intends to use the proceeds from the promissory note and the potential offering of the common shares pursuant to the SEPA for working capital and other general corporate purposes.

The SEPA supersedes and replaces the Company’s definitive securities purchase agreement with Helena Global Investment Opportunities 1 Ltd., which had provided for up to $4.54 million in funding through a private placement for the issuance of senior secured convertible notes, which was terminated on June 14, 2024.

The securities described herein have not been registered under the Securities Act of 1933, as amended, and may not be sold in the United States absent registration or an applicable exemption from the registration requirements. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Receives Nasdaq Notification of Non-Compliance with Listing Rule 5250(c)(1)

As a result of BF Burgess’ dismissal and the time necessary for its new independent accounting firm to review its financial statements, the Company has not yet filed its Quarterly Report on Form 10-Q for the first quarter ended March 31, 2024. On June 20, 2024, the Company received a notice from the Listing Qualifications Department of Nasdaq (the “Notice”) indicating that, due to the Company’s failure to timely file its Form 10-Q with the SEC, the Company is not in compliance with Nasdaq’s continued listing requirements under Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”), which requires the timely filing of all required periodic reports with the SEC.

The Notice states that the Company has 60 days, or until August 19, 2024, to submit to Nasdaq a plan to regain compliance with the Nasdaq Listing Rules. If Nasdaq accepts the Company’s plan, then Nasdaq may grant the Company an exception of up to 180 calendar days from the filing’s due date, or until December 11, 2024, to regain compliance.

The Company continues to work diligently with its new auditor, WithumSmith+Brown, to complete and file the Form 10-Q as soon as practicable.

Neither the Notice nor the Company’s non-compliance with the Listing Rule has an immediate effect on the listing or trading of the Company’s securities on Nasdaq, which will continue to trade on The Nasdaq Capital Market under the symbol “ONMD.” This announcement is made in compliance with the Nasdaq Listing Rule 5810(b), which requires prompt disclosure of receipt of a notification of deficiency.

About OneMedNet Corporation

OneMedNet provides innovative solutions that unlock the significant value contained within the Real-World Data (“RWD”) repositories of over 1,400 healthcare system and provider sites that currently comprise its iRWD™ network. OneMedNet’s proprietary iRWD™ platform provides secure, comprehensive management of diverse clinical data types, including electronic health records, laboratory results, and uniquely, medical imaging. Employing its robust iRWD™ platform, the Company securely de-identifies, searches, and curates the clinical data, bringing a wealth of internal and third-party research opportunities to its drug, medical device and imaging/diagnostic AI development customers.

OneMedNet’s platform is designed to meet the clinical requirements necessary across various domains, including but not limited to rare diseases, oncology, and cardiology. The Company is committed to delivering precise and robust research support services that span the entire continuum of care. This commitment is a cornerstone of OneMedNet’s strategy to enhance patient outcomes and help pave the next wave of healthcare innovation. For more information, please visit www.onemednet.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our growth in revenue and earnings; and our business prospects and opportunities. You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including: our ability to change the direction of OneMedNet; our ability to keep pace with new technology and changing market needs; and the competitive environment of our business. These and other factors may cause our actual results to differ materially from any forward-looking statement. Forward-looking statements are only predictions. The forward-looking events discussed in this press release and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties, and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this press release and other statements made from time to time by us or our representatives might not occur.

OneMedNet Contacts:

Stephen Kilmer, Investor Relations

Phone: 647.872.4849

Email: stephen.kilmer@onemednet.com

Michael Wong, Director of Marketing

Phone: 800.918.7189

Email: michael.wong@onemednet.com

SOURCE: ONEMEDNET CORPORATION